Exhibit 10.3

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$200,000,000.00	September 27, 2022

FOR VALUE RECEIVED, the undersigned, NEXT BANK INTERNATIONAL, INC., LLC, a corporation organized under the laws of Puerto Rico (“Borrower”), hereby promises to pay to SAVI CAPITAL PARTNERS LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”), at its office at 501 E. Las Olas Boulevard, Suite 300, Fort Lauderdale, FL 33301, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, the principal sum of TWO HUNDRED MILLION AND NO/100 DOLLARS ($200,000,000.00), or so much thereof as may be advanced and outstanding from time to time and owed by Borrower to Lender hereunder, on or before May 31, 2027 (the “Maturity Date”).

THE INDEBTEDNESS EVIDENCED HEREBY SHALL BECOME IMMEDIATELY DUE AND PAYABLE UPON THE EARLIEST TO OCCUR OF (X) THE MATURITY DATE; (Y) THE ACCELERATION OF THE OBLIGATIONS (AS DEFINED IN THE LOAN AND SECURITY AGREEMENT OF EVEN DATE HEREWITH BY AND BETWEEN BORROWER AND LENDER (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “LOAN AGREEMENT”)) PURSUANT TO SECTION 7.2 OF THE LOAN AGREEMENT; AND (Z) THE TERMINATION OF THE LOAN AGREEMENT IN ACCORDANCE WITH ITS TERMS. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

This Amended and Restated Revolving Credit Note (this “Revolving Credit Note”) shall bear interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the Maturity Date, or until maturity due to acceleration or otherwise and, after maturity, until paid, at the rates per annum and upon the terms specified in the Loan Agreement. Accrued interest on the Loans shall be due and payable and shall be made by Borrower to Lender in accordance with Section 2.2 of the Loan Agreement. Interest payments on the Loans shall be computed using the interest rate then in effect pursuant to the Loan Agreement and based on the outstanding principal balance of the Loans. Upon maturity, the outstanding principal balance of the Loans shall be immediately due and payable, together with any remaining accrued interest thereon.

All payments on account of indebtedness evidenced by this Revolving Credit Note shall be first applied to interest on the unpaid balance and the remainder to principal, unless otherwise specified in the Loan Agreement. Payments of both principal and interest hereunder are to be made in same day or immediately available funds.

This Revolving Credit Note is the “Revolving Credit Note” referred to in the Loan Agreement, and is subject to all of the terms and conditions of the Loan Agreement, as such Loan Agreement may from time to time be amended, restated, supplemented, or otherwise modified, which terms and conditions are hereby made a part of this Revolving Credit Note to the same extent and with the same force and effect as if they were fully set forth herein.

Upon the occurrence and during the continuance of any Event of Default, Lender shall be entitled, at its sole option (after the expiration of any applicable grace periods, if any, but automatically upon the occurrence of any Event of Default described in Section 7.1(f) or (h) of the Loan Agreement), to accelerate the then outstanding indebtedness hereunder and take such other action as may be provided for in the Loan Agreement, any other Loan Document, or otherwise by law or in equity.

The remedies of the holder hereof as provided in this Revolving Credit Note, in the Loan Agreement, and in any other Loan Document shall be cumulative and concurrent, and may be pursued singly, successively, or together against Borrower, and/or against any collateral or any guarantor, at the sole discretion of the holder hereof.

Borrower hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Revolving Credit Note and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Revolving Credit Note, and agrees that its liability shall be unconditional without regard to the liability of any other party or person and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof to such other party; and Borrower agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Borrower or affecting Borrower’s liability hereunder.

It being the intent of Lender and Borrower that the rate of interest and all other charges to Borrower be lawful, if for any reason the payment of a portion of the interest or other charges otherwise required to be paid under this Revolving Credit Note would exceed the limit which Lender may lawfully charge Borrower, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amounts in excess of such limit shall have been paid, then such amounts shall at the option of Lender either be credited to the principal amount of this Revolving Credit Note or refunded to Borrower so that under no circumstances shall the interest or other charges required to be paid by Borrower hereunder exceed the maximum rate allowed by applicable law.

The holder hereof shall not, by any act of omission or commission, be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by the holder hereof (and then only to the extent specifically set forth therein). A waiver of any one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

Whenever possible, each provision of this Revolving Credit Note and the Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Revolving Credit Note or the Loan Agreement shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions of this Revolving Credit Note or the Loan Agreement.

This Revolving Credit Note shall not be amended, restated, supplemented or otherwise modified except pursuant to a writing signed by both Lender and Borrower. This Revolving Credit Note may be executed in any number of counterparts and by different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. A signature hereto sent or delivered by facsimile or other electronic transmission (including “.pdf”) shall be as legally binding and enforceable as a signed original for all purposes.

Payment of this Revolving Credit Note is secured pursuant to the Loan Agreement and certain of the other Loan Documents (including, without limitation, pursuant to the Account Control Agreement).

Borrower shall use the proceeds represented by this Revolving Credit Note solely for proper business purposes, and consistently with all applicable laws and statutes. Borrower further covenants with Lender that Borrower is not in the business of extending credit for the purpose of purchasing or carrying margin securities (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds represented by this Revolving Credit Note will be used to purchase or carry any margin securities or to extend credit to others for the purpose of purchasing or carrying any margin securities.

This Revolving Credit Note shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Borrower and its successors and assigns; provided, however, Borrower’s obligations and liabilities hereunder may not be assigned without the prior written consent of Lender. As used herein the term “Lender” shall mean and include the successors and permitted assigns of the identified payee and the holder or holders of this Revolving Credit Note from time to time.

THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND ENFORCED AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS REVOLVING CREDIT NOTE AND THE OTHER FINANCING AGREEMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF BROWARD COUNTY IN THE STATE OF FLORIDA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF FLORIDA, AND APPELLATE COURTS FROM ANY THEREOF;

(ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND

(iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO BORROWER AT BORROWER’S ADDRESS SET FORTH IN THE LOAN AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH LENDER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO.

BORROWER AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUIT, ACTION OR PROCEEDING, AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO BORROWER.

NOTHING HEREIN SHALL AFFECT LENDER’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR LIMIT LENDER’S RIGHT TO BRING PROCEEDINGS AGAINST BORROWER OR ITS PROPERTY IN ANY COURT OR ANY OTHER JURISDICTION.

BORROWER AND LENDER HEREBY IRREVOCABLY AND KNOWINGLY WAIVE (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM) ARISING OUT OF THIS REVOLVING CREDIT NOTE, ANY OF THE OTHER FINANCING AGREEMENTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO, INCLUDING, WITHOUT LIMITATION, ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS REVOLVING CREDIT NOTE OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (B) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS REVOLVING CREDIT NOTE AND THE OTHER FINANCING AGREEMENTS. LENDER AND BORROWER AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

It is the intention of Borrower and Lender that the execution and delivery of this Amended and Restated Revolving Credit Note does not effectuate a novation of the obligations and liabilities of Borrower to Lender under the Revolving Credit Note, dated May 31, 2022, as the same has been modified from time to time prior to the date hereof, in the original stated principal amount of Fifty Million and No/100 Dollars ($50,000,000.00), made by Borrower in favor of Lender (as amended, restated, supplemented, or modified from time to time, the “Prior Note”), but rather serves as an amendment and restatement in its entirety of the Prior Note. Lender agrees to use commercially reasonable efforts to promptly deliver the Prior Note to Borrower for cancellation.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrower has caused this Revolving Credit Note to be duly executed by its authorized officer as of the date first above written.

BORROWER:

NEXT BANK INTERNATIONAL, INC.

By:
Name:	Jorge E. Miro Hernandez
Title:	President

ACKNOWLEDGED AND AGREED:

LENDER:

SAVI CAPITAL PARTNERS LLC

By:
Name:	Bruce M. Arinaga
Title:	Chief Investment Officer

[Signature Page to Amended and Restated Revolving Credit Note]